NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

NUMBER

1234567

XXX-1234567

INCORPORATED UNDER THE LAWS OF THE STATE OF

Nevada

ColorStars Group

AUTHORIZED COMMON STOCK: 500,000,000 SHARES
PAR VALUE $0.001

SHARES

99,999

CUSIP NO. 19681Q 10 8

THIS CERTIFIES THAT

Shareholder Name 1XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Shareholder Name 2XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Shareholder Name 3XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Shareholder Name 4XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Reg descript if applicable

IS THE RECORD HOLDER OF

*** Ninety-Nine Thousand Nine Hundred Ninety-Nine ***

Shares of **ColorStars Group** **Common Stock**

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile signatures of its duly authorized officers.

Dated: November 4, 2013

Bay City Transfer
Agency & Registrar Inc.

by________________________
COUNTERSIGNED & REGISTERED

SECRETARY

PRESIDENT

WARNING: THE RED "PROTECTED" LOGO BELOW CONTAINS HEAT SENSITIVE SECURITY INK WHICH SHOULD TEMPORARILY DISAPPEAR WHEN RUBBED

PROTECTED

COPY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ______ Custodian ______
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ____________ hereby sell, assign and transfer

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

X____

(RECORD HOLDER SIGNATURE)

NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

NOTICE OF SIGNATURE GUARANTEE:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE OR BY A BANK (OTHER THAN A SAVINGS BANK) OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE "*MEDALLION GUARANTEE PROGRAM*".

TRANSFER FEE WILL APPLY

FOR MEDALLION GUARANTEE USE ONLY